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                                                                   EXHIBIT 10.19



                                 PROMISSORY NOTE
                         (Repayable/Executive Employee)

$___________                                          Rochester, New York
                                                      Date:   ___________, 2000

FOR VALUE RECEIVED, the undersigned ________ (the "Executive Employee") and ________ (the "Executive Employee's Spouse"), promise to pay to the order of GENENCOR INTERNATIONAL, INC. ("Genencor" or the "Company"), _______________Dollars ($________.00) without interest, (except in the event of default, delinquent payment or as otherwise set out below), at the principal offices of Genencor, upon the following terms and conditions:

    1. The entire principal amount of this promissory note ("Note") shall be due and payable five (5) years from the date hereof ("Term"), or as such date is otherwise extended by written agreement of the parties.

    2. The Company shall reimburse the Executive Employee (or the Executive Employee's Spouse, as the case may be) for all individual income or related taxes resulting from any interest imputed on this loan during the Term under the Internal Revenue Code and/or applicable federal and state tax laws.

    3. The above notwithstanding, in the event the Executive Employee: (i) is discharged by Genencor for cause (as such term is defined in the Executive Employee's Employment Agreement with the Company); or (ii) leaves the employment of Genencor of his or her own volition, the entire principal amount of this Note shall become due and payable on that date which is six (6) months from the effective date of such discharge or voluntary termination; and commencing on such date, if the Note remains unpaid, interest on the unpaid principal amount of the Note at the rate which is two percent (2%) higher than the then current Prime Rate as quoted in The Wall Street Journal on the first business day preceding such effective date (or the maximum interest rate allowed by law, if such Prime Rate-based interest exceeds same) shall accrue pro rata (1/365 per day overdue) and also become immediately due and payable together with the unpaid principal amount of this Note.

    4. The above notwithstanding, in the event: (i) the Executive Employee and the Company mutually agree that the Executive Employee will terminate from employment with the Company; or (ii) the Company terminates the Executive Employee for any reason other than cause (including constructive termination as such term is defined in the Executive Employee's Employment Agreement with the Company); or (iii) the Executive Employee ceases employment with the Company through: (a) retirement (i.e. at age 55 or older with at least ten (10) years of service with the Company); or (b) death; or (c) permanent disability under the Company's long-term disability program, the entire principal amount of this Note shall become due and payable on that date which is two (2) years from the effective date of such termination or retirement, or from the date of death or such disability, as the case may be, and commencing on such date, if the Note remains unpaid, interest on the unpaid principal amount of the Note at the rate which is two percent (2%) higher than the then current Prime Rate as quoted in The Wall Street Journal on the first business day preceding such effective date or such date of death or disability (or the maximum interest rate allowed by law, if such Prime Rate-based interest exceeds same) shall accrue pro rata (1/365 per day overdue) and also become immediately due and payable together with the unpaid principal amount of this Note.

        It is expressly understood and agreed between the Parties that the Company's reimbursement obligation for individual taxes pursuant to
        Section 2 above does not cover any period beyond the Term (i.e. during any grace periods for repayment, being six (6) months under Section 3 above and two (2) years under this Section 4).

    5. In the event the Executive Employee remains employed by the Company upon the expiration of the Term, the terms and maturity of this loan will be reexamined by the Company and any agreements regarding same between the Executive Employee and the Company will be set out in writing.
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    6.  All or any part of the unpaid principal amount of this Note may be prepaid without premium at any time prior to the maturity hereof.

    7. The total amount of this loan must be used exclusively as a down payment on a residence for the Executive Employee in Palo Alto, California or its surrounding area (the "Residence"), which down payment must also include an amount which is the lesser of: (i) $100,000 of the Executive Employee's other funds; or (ii) the equity proceeds from the sale of the Executive Employee's residence in Rochester, New York or its surrounding area. The grace periods for repayment notwithstanding, (i.e. six (6) months under Section 3, and two (2) years under Section 4 above) in the event the Executive Employee's Residence is sold prior to repayment of all amounts owing under this Note, the entire principal amount of this Note shall become due and payable immediately upon closing of such sale.

    8. If payment on this Note is not made when due, and legal action is commenced on this Note, the Executive Employee agrees to pay reasonable attorneys' fees and out-of-pocket expenses of suit and enforcement.

    9. The Company reserves the right to require in its sole discretion at any time during the Term of this Note or any extension hereof, that the Executive Employee provide security for this Note in the form of a security interest in the Executive Employee's stock options, shares or other equity interest in the Company (recognizing that same may first be issued in the future), and in such instance the Executive Employee shall execute such documentation as the Company may reasonably request. Such security interest shall be promptly terminated by the Company upon full payment of the outstanding principal of and any interest on this loan.

    10. At the Company's request, the Executive Employee and the Executive Employee's Spouse shall execute a deed of trust on the Residence in favor of the Company, in such form as reasonable and customary in the Palo Alto area residential market, which deed of trust shall only be recorded in the Company's sole discretion in the event of: (i) the Executive Employee's termination from employment with the Company for any reason; or (ii) default under this Note. All costs of recording shall be borne by the Company.

    11. In the event (i) the Executive Employee and the Company mutually agree that the Executive Employee will terminate from employment with the Company; or (ii) the Company terminates the Executive Employee for any reason other than cause (including constructive termination as such term is defined in Executive Employee's Employment Agreement with the Company); or (iii) the Executive Employee ceases employment with the Company through death, or permanent disability under the Company's long-term disability program AND, the Residence is sold within the two
        (2) year grace period (described under Section 4 above) following such termination, death or disability, and the proceeds of such sale are insufficient to: (a) return the Executive Employee's equity portion of the original purchase price of the Residence; (b) satisfy the remaining balance on Executive Employee's third party mortgage loan incurred at the time Executive Employee originally purchased the Residence; (c) cover Executive Employee's reasonable and customary closing costs incurred on sale of the Residence; and (d) repay this loan, then the Company shall forgive such amount of the loan that is equal to such insufficiency, up to 100% of the amount of the loan. The above notwithstanding, in the event the price for which the Residence is sold is lower than the average of two independent appraisals (the "Appraisal"), then the forgiveness shall be reduced by the amount by which such sales price is lower than the Appraisal. In any instance, the Company will also reimburse the Executive Employee (or the Executive Employee's Spouse, as the case may be) for all individual income or related federal or state taxes resulting from any such forgiveness.

        In the event the Executive Employee ceases employment with the Company through retirement (as such term is defined in Section 4 (iii) above) AND, the Residence is sold within such two (2) year grace period after retirement, and such sale proceeds are insufficient to cover (a), (b),
        (c) and (d) above, the Company will


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        forgive such amount of the loan that is equal to a percentage of such insufficiency, where the percentage is calculated as a ratio of the amount of this loan to the Employee's original purchase price of the Residence, up to 100% of the amount of this loan. The above notwithstanding, in the event the price for which the Residence is sold is lower than the average of two independent appraisals (the "Appraisal"), then the forgiveness shall be reduced by an amount being:
        (A) the amount by which such sales price is lower than the Appraisal multiplied by (B) the same percentage as above. In any instance, the Company will also reimburse the Executive Employee (or the Executive Employee's Spouse, as the case may be) for all individual income or related federal or state taxes resulting from any such forgiveness.

        In the event the Executive Employee: (i) is discharged by Genencor for cause (as such term is defined in the Executive Employee's Employment Agreement with the Company); or (ii) leaves the employment of Genencor of his or her own volition, the Company shall not forgive any amount of this loan.

    12. Nothing in this Note shall be interpreted to give the Executive Employee any guarantee of employment or right to continue in the employ of Genencor for any particular period of time.


IN WITNESS WHEREOF, the Executive Employee has executed, dated and delivered this Promissory Note effective as of the day and year first written above.


        WITNESS:
        for the EXECUTIVE EMPLOYEE           ----------------------------------
                                             Signature- EXECUTIVE EMPLOYEE


        --------------------------------     ----------------------------------
                                             Social Security Number


        Date:                                 Date:
             ---------------------------           ----------------------------





        WITNESS:
        for the EXECUTIVE EMPLOYEE'S SPOUSE
                                                -------------------------------
                                                Signature- EXECUTIVE
                                                    EMPLOYEE'S SPOUSE


        --------------------------------        -------------------------------
                                                Social Security Number


        Date:                                   Date:
             ---------------------------             --------------------------



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        GENENCOR INTERNATIONAL, INC.            WITNESS:
                                                for the Company

        BY:
           --------------------------------     -------------------------------

        Title:                                  Date:
              -----------------------------          --------------------------

        Date:
             ------------------------------